                                                                   Exhibit 10.21




                               TRANSFER AGREEMENT


         This Transfer Agreement (the "Agreement") is made and entered into as of the 1st day of August, 1997, by and among Radiation Therapy Regional Centers, Inc., a Florida corporation (the "Holding Company"), Daniel E. Dosoretz, M.D. ("Dosoretz"), Michael J. Katin, M.D. ("Katin"), Peter H. Blitzer, M.D. ("Blitzer"), James H. Rubenstein, M.D. ("Rubenstein"), Howard M. Sheridan, M.D. ("Sheridan") and Graciela R. Garton, M.D. ("Garton") (Dosoretz, Katin, Blitzer, Rubenstein, Sheridan and Garton are hereinafter collectively referred to as the "Shareholders" and individually as a "Shareholder").

         WHEREAS, the Shareholders currently own all of the outstanding shares of stock of the Holding Company;

         WHEREAS, the Shareholders are, collectively, the owners of all of the outstanding shares of stock (the "Shares") of Nevada Radiation Therapy Management Services, Incorporated, a Nevada corporation (the "Corporation"), and each Shareholder individually owns the Shares as specified in Exhibit A, attached hereto and incorporated herein;

         WHEREAS, the Shareholders desire to contribute to the capital of the Holding Company by transferring the Shares to the Holding Company;

         WHEREAS, the Holding Company desires to acquire all of the Shares, with the result being that the Corporation will be a wholly owned subsidiary of the Holding Company;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. TRANSFER. Each of the Shareholders hereby transfers, conveys and assigns all right, title and interest in and to the Shares to the Holding Company as a contribution to the capital of the Holding Company.

         2. SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         3. GOVERNING LAW. This Agreement shall be governed by the internal substantive laws of the State of Florida without regard to conflicts of laws principles.

         4. ENTIRE AGREEMENT. This Agreement, all Exhibits hereto and all certificates and other instruments delivered in connection herewith constitute the entire agreement among the parties and supersede all prior and contemporaneous oral and written representations, agreements, and undertakings among the parties hereto with respect to the subject matter hereof.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         6. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

         7. NO WAIVER. The failure of a party to insist upon strict adherence to any obligation of this Agreement shall not be considered a waiver or deprive that party of the right thereafter to insist upon adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         8. ASSIGNMENT. No party may assign its rights and obligations under this Agreement without obtaining the prior written consent of the other parties (which consent may be withheld by such parties in their sole and absolute discretion).

         9. AGREEMENT BINDING ON HEIRS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of and bind the executors, heirs, successors and assigns of Seller and Buyers.

         The undersigned have executed this Agreement as of the date first above written.

                                             RADIATION THERAPY REGIONAL
                                             CENTERS, INC.


                                               By: /s/ Daniel Dosoretz
                                                   -----------------------------
                                             Name: Daniel E. Dosoretz, M.D.
                                             Title: President


/s/ Daniel Dosoretz                          /s/ Peter Blitzer
---------------------------------            -----------------------------------
Daniel E. Dosoretz, M.D.                     Peter H. Blitzer, M.D.


/s/ Michael Katin                            /s/ James Rubenstein
---------------------------------            -----------------------------------
Michael J. Katin, M.D.                       James H. Rubenstein, M.D.


/s/ Howard Sheridan                          /s/ Graciela R. Garton
---------------------------------            -----------------------------------
Howard M. Sheridan, M.D.                     Graciela R. Garton, M.D.

                                      - 2 -